EXHIBIT 10.2

                                  GUARANTEE

	This Guarantee ("Guarantee") is made by the undersigned SLG Plastics, Inc., a Colorado corporation ("Guarantor") to Summit
Financial Resources LP ("Summit"), a Hawaii limited partnership, as an inducement to Summit to enter into a Financing Agreement (the "Financing Agreement") with Scott's Liquid Gold-Inc., a Colorado corporation, ("Client").

	For good and valuable consideration, receipt of which is hereby acknowledged, Guarantor, as a compensated Guarantor, agrees as follows:

	1. 	Definitions. Terms defined in the above recitals shall have
the meanings set forth above. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. As used herein, the term:

	"Account" shall have the meaning set forth in the Financing
Agreement.
	"Agreements" means the Financing Agreement or any agreements related thereto.

	"Collateral" means any and all collateral for the Indebtedness and/or the Indebtedness, now existing or hereafter created or arising, including Accounts purchased by Summit.

	"Indebtedness" means any and all obligations of Client owing to Summit arising from or related to the Agreements.

	2. 	Guarantee. Guarantor absolutely and unconditionally
guarantees to Summit that Client shall promptly and fully perform, pay and discharge the Indebtedness. If Client fails to pay any Indebtedness promptly as the same becomes due, Guarantor agrees to pay the Indebtedness on demand.

	3.	Guarantee Unconditional. This Guarantee is an absolute and
unconditional guarantee of payment and not of collectability. The liability of Guarantor hereunder is not conditional or contingent upon the genuineness, validity, sufficiency or enforceability of the Agreements or any Collateral. Summit shall not be required to
(i) proceed against Client by suit or otherwise, (ii) foreclose, proceed against, liquidate or exhaust any Collateral, or
(iii) exercise, pursue or enforce any right or remedy Summit may have against any other guarantor (whether hereunder or under a separate instrument), any other party, or otherwise, prior to proceeding against Guarantor.

	4.	Interest, Collection Costs and Attorneys Fees. If Guarantor
fails to pay any Indebtedness promptly as the same becomes due, Guarantor agrees to pay all costs and expenses, including reasonable attorneys fees, incurred by Summit in enforcing or exercising any remedies under this Guarantee and any other rights and remedies against Guarantor. Additionally, Guarantor agrees to pay all costs and expenses, including reasonable attorneys fees and legal expenses, incurred by Summit in any bankruptcy proceedings of any type involving Guarantor, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

	5.	Waiver by Guarantor. Guarantor expressly and absolutely,
without affecting the liability of Guarantor hereunder:

		a. 	Waives notice of acceptance by Summit of this
Guarantee, the offer of guarantee contemplated by this Guarantee, or any other notice which may be required relative to the acceptance of this Guarantee;

		b. 	Waives notice of the failure of Client to make any
payment on the Indebtedness and notice of the failure of any party to pay to Summit any Account or other indebtedness held by Summit as Collateral;

		c. 	Waives notice of any adverse change in Client's
condition, financial or otherwise, or of any other fact which might materially increase Guarantor's risk, whether or not Summit has knowledge of the same;

		d.	Waives notice of transactions which have occurred
under the Agreements or relating to or affecting this Guarantee;

		e.	Waives demand, protest, notice of dishonor or
nonpayment or presentment for payment of any note, agreement, or other evidence of the Indebtedness;

		f.	Waives notice of any kind in bringing and prosecuting
any action on any note, agreement, or other evidence of the Indebtedness, diligence in connection with the collection on any note, agreement, or other evidence of Indebtedness and the handling of any Collateral existing, or to exist, in connection therewith; and

		g.	Waives any right to require Summit to exhaust any
Collateral or to first proceed against any other person or property

	6.	Consent to Summit's Acts. Guarantor hereby authorizes and
consents to Summit at any time and from time to time, without notice or further consent of Guarantor, doing the following and Guarantor agrees that the liability of Guarantor shall not be released, diminished, impaired, reduced, exonerated, or affected by:

		a.	The taking or accepting, or the failure by Summit to
take or accept any other collateral, guarantee for the Indebtedness

		b.	The modification, amendment, or extension, of any of
the Agreements, or other evidence of the Indebtedness, to the granting of any other credit, and to the acceleration of maturity of the Indebtedness

		c.	Any complete or partial release, waiver, exchange,
substitution, subordination, impairment, loss, compromise, or other modification of the Collateral or any other guarantee at any time existing in connection with the Indebtedness;

		d.	The complete or partial release or substitution of
Client or any other guarantors on the Indebtedness;

		e.	Any renewal, extension, modification, acceleration,
consolidation, adjustment, indulgence, forbearance, waiver or compromise of the payment of any part or all of the Indebtedness, or any liability of any other party or any other guarantor therefore, or the performance of any covenant contained in any agreement had or to be had in connection with the Indebtedness, the Agreements, or the Collateral, either with or without notice to or consent of Guarantor

		f.	Any neglect, delay, omission, failure, or refusal of
Summit to take or prosecute any action for the collection of the Indebtedness or any part thereof, or for the enforcement of any provision of any of the Agreements, or to foreclose or exhaust, or take or prosecute any action in connection with any Collateral or any guarantee of the Indebtedness, specifically including, but without limitation, the failure of Summit to perfect any security interest in any Collateral;

		g.	Any increase or decrease in the rate of interest on
any note, agreement, or other evidence of the Indebtedness;

		h.	Acceptance of any partial payments on the Indebtedness
and the application of such partial payments to part of the Indebtedness; or

		i.	Summit's exercising any and all rights and remedies
available to Summit by law, at equity or agreement, even if the exercise thereof may affect, modify, or eliminate Guarantor's right of subrogation against Client or any other party.

	7.	Summit's Remedies. In the event Summit obtains another
guarantee for the Indebtedness or there is more than one Guarantor under this Guarantee, Guarantor agrees that Summit, in its sole discretion, may (i) bring suit against Guarantor and/or the guarantors under any other guarantee, or any of the Guarantors individually, for the Indebtedness, (ii) compromise or settle with any one or more of Guarantor and/or the guarantors under any other guarantee for such consideration as Summit may deem proper, and (iii) release one or more of Guarantor and/or the guarantors under any other guarantee from liability. Guarantor further agrees that such action shall not impair or affect the rights of Summit to collect the entire unpaid Indebtedness from Guarantor pursuant to this Guarantee.

	8.	Application of Payments. Without affecting any obligation
created hereby or hereunder, Guarantor grants to Summit full power and authority, in its discretion and at any time and in such manner and on such terms as it deems fit, with or without notice to Guarantor, to apply payments and recoveries on the Indebtedness in such manner and in such order of priority as Summit deems proper, whether or not such obligation is due at the time of such application.

	9.	Term of Guarantee. This Guarantee shall remain in full force and effect until all Indebtedness has been fully paid. No termination of this Guarantee by Guarantor shall be effective.

	10.	Subrogation, Contribution and Indemnification. Guarantor
hereby waives any and all rights of subrogation, contribution or indemnification against Client or any other guarantor of any nature whatsoever, now existing or hereafter arising or created.

	11.	Cumulative Rights. The rights and remedies herein conferred
are cumulative and not exclusive of any other rights or remedies and shall be in addition to every other right, power and remedy herein specifically or hereafter existing at law, in equity or by statute which Summit might otherwise have and may be exercised from time to time and as often and in such order as may be deemed expedient by Summit. No delay or omission by Summit in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power, or remedy or be construed to be a waiver of any default or to be an acquiescence therein.

	12.	Governing Law. This Guarantee shall be governed by, and
construed in accordance with, the laws of the State of Utah.

	13.	Binding Effect. This Guarantee may be executed and delivered to Summit prior to the execution and delivery of the Agreements. This Guarantee shall nonetheless be considered a binding, enforceable
Guarantee upon its execution and delivery to Summit.

	14. 	Revival Clause. If the incurring of any debt by Client or
Guarantor or the payment of any money or transfer of property to Summit by or on behalf of Client, Guarantor, or any other party, should for any reason subsequently be determined to be "voidable" or avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United
States Bankruptcy Code or any other federal or state law, and Summit is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Summit's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Summit related thereto, the liability of Guarantor shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

	15.	Severability and Interpretation. Any provision of this
Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references in this Guarantee to the singular shall be deemed to include the plural when the context so requires, and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

	16.	Continuing Guarantee. All agreements, representations,
warranties, and covenants made herein by Guarantor shall survive the execution and delivery of this Guarantee and shall continue in effect so long as the Indebtedness, or any portion thereof is outstanding and unpaid, notwithstanding any termination of the Guarantee. All agreements, representations, warranties, and covenants made herein by Guarantor shall survive any bankruptcy proceedings. This Guarantee shall bind the party making the same, and its successors, assigns, heirs, executors, and personal representatives. The death, insolvency, bankruptcy, disability, or lack of corporate power of Client, Guarantor, or any party at any time which is liable for the payment of any part or all of any Indebtedness will not affect this Guarantee.

	17.	Joint and Several Liability. Each Guarantor shall be
jointly and severally liable, with each other and with Client and with any other guarantors, for all obligations and liabilities arising under this Guarantee. All of the agreements, obligations, representations, and warranties contained herein shall apply to each Guarantor.

	18.	Jury Waiver, Exclusive Jurisdiction of Utah Courts.
GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTEE.

	Guarantor acknowledges that by execution and delivery of this Guarantee, Guarantor has transacted business in the State of Utah and Guarantor hereby voluntarily submits himself or herself, consents to, and waives any defense, to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this Guarantee. EXCEPT AS EXPRESSLY AGREED IN WRITING BY SUMMIT, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES ARISING UNDER OR RELATING TO THIS GUARANTEE. NO LAWSUIT, PROCEEDING, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THIS GUARANTEE MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM EXCEPT AS EXPRESSLY AGREED IN WRITING BY SUMMIT.

	19.	Disclosure of Information. Guarantor hereby consents to
Summit disclosing to any financial institution or investor providing financing or capital for Summit, any and all information, knowledge, reports, and records, including, without limitation, financial statements, concerning Guarantor.

	20.	Entire Agreement. This Guarantee constitutes the entire
agreement between Summit and Guarantor and may not be altered, amended or modified except in writing signed by Summit and Guarantor. All prior and contemporaneous agreements and representations, express or implied, are merged herein.

Dated:	October 31, 2008

GUARANTOR:

SLG Plastics, Inc.

By:	  /s/ Mark E. Goldstein
Name:	  Mark E. Goldstein
Title:  President and Chief Executive Officer




                                  GUARANTEE

	This Guarantee ("Guarantee") is made by the undersigned Advertising Promotions Incorporated, a Colorado corporation ("Guarantor") to Summit Financial Resources LP ("Summit"), a Hawaii limited partnership, as an inducement to Summit to enter into a Financing Agreement (the "Financing Agreement") with Scott's Liquid Gold-Inc., a Colorado corporation, ("Client").

	For good and valuable consideration, receipt of which is hereby acknowledged, Guarantor, as a compensated Guarantor, agrees as follows:

	1. 	Definitions. Terms defined in the above recitals shall have
the meanings set forth above. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. As used herein, the term:

	"Account" shall have the meaning set forth in the Financing
Agreement.
	"Agreements" means the Financing Agreement or any agreements related thereto.

	"Collateral" means any and all collateral for the Indebtedness and/or the Indebtedness, now existing or hereafter created or arising, including Accounts purchased by Summit.

	"Indebtedness" means any and all obligations of Client owing to Summit arising from or related to the Agreements.

	2. 	Guarantee. Guarantor absolutely and unconditionally
guarantees to Summit that Client shall promptly and fully perform, pay and discharge the Indebtedness. If Client fails to pay any Indebtedness promptly as the same becomes due, Guarantor agrees to pay the Indebtedness on demand.

	3.	Guarantee Unconditional. This Guarantee is an absolute and
unconditional guarantee of payment and not of collectability. The liability of Guarantor hereunder is not conditional or contingent upon the genuineness, validity, sufficiency or enforceability of the Agreements or any Collateral. Summit shall not be required to
(i) proceed against Client by suit or otherwise, (ii) foreclose, proceed against, liquidate or exhaust any Collateral, or
(iii) exercise, pursue or enforce any right or remedy Summit may have against any other guarantor (whether hereunder or under a separate instrument), any other party, or otherwise, prior to proceeding against Guarantor.

	4.	Interest, Collection Costs and Attorneys Fees. If Guarantor
fails to pay any Indebtedness promptly as the same becomes due, Guarantor agrees to pay all costs and expenses, including reasonable attorneys fees, incurred by Summit in enforcing or exercising any remedies under this Guarantee and any other rights and remedies against Guarantor. Additionally, Guarantor agrees to pay all costs and expenses, including reasonable attorneys fees and legal expenses, incurred by Summit in any bankruptcy proceedings of any type involving Guarantor, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

	5.	Waiver by Guarantor. Guarantor expressly and absolutely,
without affecting the liability of Guarantor hereunder:

		a. 	Waives notice of acceptance by Summit of this
Guarantee, the offer of guarantee contemplated by this Guarantee, or any other notice which may be required relative to the acceptance of this Guarantee;

		b. 	Waives notice of the failure of Client to make any
payment on the Indebtedness and notice of the failure of any party to pay to Summit any Account or other indebtedness held by Summit as Collateral;

		c. 	Waives notice of any adverse change in Client's
condition, financial or otherwise, or of any other fact which might materially increase Guarantor's risk, whether or not Summit has knowledge of the same;

		d.	Waives notice of transactions which have occurred
under the Agreements or relating to or affecting this Guarantee;

		e.	Waives demand, protest, notice of dishonor or
nonpayment or presentment for payment of any note, agreement, or other evidence of the Indebtedness;

		f.	Waives notice of any kind in bringing and prosecuting
any action on any note, agreement, or other evidence of the Indebtedness, diligence in connection with the collection on any note, agreement, or other evidence of Indebtedness and the handling of any Collateral existing, or to exist, in connection therewith; and

		g.	Waives any right to require Summit to exhaust any
Collateral or to first proceed against any other person or property

	6.	Consent to Summit's Acts. Guarantor hereby authorizes and
consents to Summit at any time and from time to time, without notice or further consent of Guarantor, doing the following and Guarantor agrees that the liability of Guarantor shall not be released, diminished, impaired, reduced, exonerated, or affected by:

		a.	The taking or accepting, or the failure by Summit to
take or accept any other collateral, guarantee for the Indebtedness

		b.	The modification, amendment, or extension, of any of
the Agreements, or other evidence of the Indebtedness, to the granting of any other credit, and to the acceleration of maturity of the Indebtedness

		c.	Any complete or partial release, waiver, exchange,
substitution, subordination, impairment, loss, compromise, or other modification of the Collateral or any other guarantee at any time existing in connection with the Indebtedness;

		d.	The complete or partial release or substitution of
Client or any other guarantors on the Indebtedness;

		e.	Any renewal, extension, modification, acceleration,
consolidation, adjustment, indulgence, forbearance, waiver or compromise of the payment of any part or all of the Indebtedness, or any liability of any other party or any other guarantor therefore, or the performance of any covenant contained in any agreement had or to be had in connection with the Indebtedness, the Agreements, or the Collateral, either with or without notice to or consent of Guarantor

		f.	Any neglect, delay, omission, failure, or refusal of
Summit to take or prosecute any action for the collection of the Indebtedness or any part thereof, or for the enforcement of any provision of any of the Agreements, or to foreclose or exhaust, or take or prosecute any action in connection with any Collateral or any guarantee of the Indebtedness, specifically including, but without limitation, the failure of Summit to perfect any security interest in any Collateral;

		g.	Any increase or decrease in the rate of interest on
any note, agreement, or other evidence of the Indebtedness;

		h.	Acceptance of any partial payments on the Indebtedness
and the application of such partial payments to part of the Indebtedness; or

		i.	Summit's exercising any and all rights and remedies
available to Summit by law, at equity or agreement, even if the exercise thereof may affect, modify, or eliminate Guarantor's right of subrogation against Client or any other party.

	7.	Summit's Remedies. In the event Summit obtains another
guarantee for the Indebtedness or there is more than one Guarantor under this Guarantee, Guarantor agrees that Summit, in its sole discretion, may (i) bring suit against Guarantor and/or the guarantors under any other guarantee, or any of the Guarantors individually, for the Indebtedness, (ii) compromise or settle with any one or more of Guarantor and/or the guarantors under any other guarantee for such consideration as Summit may deem proper, and (iii) release one or more of Guarantor and/or the guarantors under any other guarantee from liability. Guarantor further agrees that such action shall not impair or affect the rights of Summit to collect the entire unpaid Indebtedness from Guarantor pursuant to this Guarantee.

	8.	Application of Payments. Without affecting any obligation
created hereby or hereunder, Guarantor grants to Summit full power and authority, in its discretion and at any time and in such manner and on such terms as it deems fit, with or without notice to Guarantor, to apply payments and recoveries on the Indebtedness in such manner and in such order of priority as Summit deems proper, whether or not such obligation is due at the time of such application.

	9.	Term of Guarantee. This Guarantee shall remain in full force and effect until all Indebtedness has been fully paid. No termination of this Guarantee by Guarantor shall be effective.

	10.	Subrogation, Contribution and Indemnification. Guarantor
hereby waives any and all rights of subrogation, contribution or indemnification against Client or any other guarantor of any nature whatsoever, now existing or hereafter arising or created.

	11.	Cumulative Rights. The rights and remedies herein conferred
are cumulative and not exclusive of any other rights or remedies and shall be in addition to every other right, power and remedy herein specifically or hereafter existing at law, in equity or by statute which Summit might otherwise have and may be exercised from time to time and as often and in such order as may be deemed expedient by Summit. No delay or omission by Summit in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power, or remedy or be construed to be a waiver of any default or to be an acquiescence therein.

	12.	Governing Law. This Guarantee shall be governed by, and
construed in accordance with, the laws of the State of Utah.

	13.	Binding Effect. This Guarantee may be executed and delivered to Summit prior to the execution and delivery of the Agreements. This Guarantee shall nonetheless be considered a binding, enforceable
Guarantee upon its execution and delivery to Summit.

	14. 	Revival Clause. If the incurring of any debt by Client or
Guarantor or the payment of any money or transfer of property to Summit by or on behalf of Client, Guarantor, or any other party, should for any reason subsequently be determined to be "voidable" or avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United
States Bankruptcy Code or any other federal or state law, and Summit is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Summit's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Summit related thereto, the liability of Guarantor shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

	15.	Severability and Interpretation. Any provision of this
Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references in this Guarantee to the singular shall be deemed to include the plural when the context so requires, and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

	16.	Continuing Guarantee. All agreements, representations,
warranties, and covenants made herein by Guarantor shall survive the execution and delivery of this Guarantee and shall continue in effect so long as the Indebtedness, or any portion thereof is outstanding and unpaid, notwithstanding any termination of the Guarantee. All agreements, representations, warranties, and covenants made herein by Guarantor shall survive any bankruptcy proceedings. This Guarantee shall bind the party making the same, and its successors, assigns, heirs, executors, and personal representatives. The death, insolvency, bankruptcy, disability, or lack of corporate power of Client, Guarantor, or any party at any time which is liable for the payment of any part or all of any Indebtedness will not affect this Guarantee.

	17.	Joint and Several Liability. Each Guarantor shall be
jointly and severally liable, with each other and with Client and with any other guarantors, for all obligations and liabilities arising under this Guarantee. All of the agreements, obligations, representations, and warranties contained herein shall apply to each Guarantor.

	18.	Jury Waiver, Exclusive Jurisdiction of Utah Courts.
GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTEE.

	Guarantor acknowledges that by execution and delivery of this Guarantee, Guarantor has transacted business in the State of Utah and Guarantor hereby voluntarily submits himself or herself, consents to, and waives any defense, to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this Guarantee. EXCEPT AS EXPRESSLY AGREED IN WRITING BY SUMMIT, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES ARISING UNDER OR RELATING TO THIS GUARANTEE. NO LAWSUIT, PROCEEDING, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THIS GUARANTEE MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM EXCEPT AS EXPRESSLY AGREED IN WRITING BY SUMMIT.

	19.	Disclosure of Information. Guarantor hereby consents to
Summit disclosing to any financial institution or investor providing financing or capital for Summit, any and all information, knowledge, reports, and records, including, without limitation, financial statements, concerning Guarantor.

	20.	Entire Agreement. This Guarantee constitutes the entire
agreement between Summit and Guarantor and may not be altered, amended or modified except in writing signed by Summit and Guarantor. All prior and contemporaneous agreements and representations, express or implied, are merged herein.

Dated:	October 31, 2008

GUARANTOR:

Advertising Promotions Incorporated

By:	  /s/ Mark E. Goldstein
Name:	  Mark E. Goldstein
Title:  President and Chief Executive Officer






                                  GUARANTEE

	This Guarantee ("Guarantee") is made by the undersigned Colorado Product Concepts, Inc., a Colorado corporation ("Guarantor") to Summit Financial Resources LP ("Summit"), a Hawaii limited partnership, as an inducement to Summit to enter into a Financing Agreement (the "Financing Agreement") with Scott's Liquid Gold-Inc., a Colorado corporation, ("Client").

	For good and valuable consideration, receipt of which is hereby acknowledged, Guarantor, as a compensated Guarantor, agrees as follows:

	1. 	Definitions. Terms defined in the above recitals shall have
the meanings set forth above. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. As used herein, the term:

	"Account" shall have the meaning set forth in the Financing
Agreement.
	"Agreements" means the Financing Agreement or any agreements related thereto.

	"Collateral" means any and all collateral for the Indebtedness and/or the Indebtedness, now existing or hereafter created or arising, including Accounts purchased by Summit.

	"Indebtedness" means any and all obligations of Client owing to Summit arising from or related to the Agreements.

	2. 	Guarantee. Guarantor absolutely and unconditionally
guarantees to Summit that Client shall promptly and fully perform, pay and discharge the Indebtedness. If Client fails to pay any Indebtedness promptly as the same becomes due, Guarantor agrees to pay the Indebtedness on demand.

	3.	Guarantee Unconditional. This Guarantee is an absolute and
unconditional guarantee of payment and not of collectability. The liability of Guarantor hereunder is not conditional or contingent upon the genuineness, validity, sufficiency or enforceability of the Agreements or any Collateral. Summit shall not be required to
(i) proceed against Client by suit or otherwise, (ii) foreclose, proceed against, liquidate or exhaust any Collateral, or
(iii) exercise, pursue or enforce any right or remedy Summit may have against any other guarantor (whether hereunder or under a separate instrument), any other party, or otherwise, prior to proceeding against Guarantor.

	4.	Interest, Collection Costs and Attorneys Fees. If Guarantor
fails to pay any Indebtedness promptly as the same becomes due, Guarantor agrees to pay all costs and expenses, including reasonable attorneys fees, incurred by Summit in enforcing or exercising any remedies under this Guarantee and any other rights and remedies against Guarantor. Additionally, Guarantor agrees to pay all costs and expenses, including reasonable attorneys fees and legal expenses, incurred by Summit in any bankruptcy proceedings of any type involving Guarantor, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

	5.	Waiver by Guarantor. Guarantor expressly and absolutely,
without affecting the liability of Guarantor hereunder:

		a. 	Waives notice of acceptance by Summit of this
Guarantee, the offer of guarantee contemplated by this Guarantee, or any other notice which may be required relative to the acceptance of this Guarantee;

		b. 	Waives notice of the failure of Client to make any
payment on the Indebtedness and notice of the failure of any party to pay to Summit any Account or other indebtedness held by Summit as Collateral;

		c. 	Waives notice of any adverse change in Client's
condition, financial or otherwise, or of any other fact which might materially increase Guarantor's risk, whether or not Summit has knowledge of the same;

		d.	Waives notice of transactions which have occurred
under the Agreements or relating to or affecting this Guarantee;

		e.	Waives demand, protest, notice of dishonor or
nonpayment or presentment for payment of any note, agreement, or other evidence of the Indebtedness;

		f.	Waives notice of any kind in bringing and prosecuting
any action on any note, agreement, or other evidence of the Indebtedness, diligence in connection with the collection on any note, agreement, or other evidence of Indebtedness and the handling of any Collateral existing, or to exist, in connection therewith; and

		g.	Waives any right to require Summit to exhaust any
Collateral or to first proceed against any other person or property

	6.	Consent to Summit's Acts. Guarantor hereby authorizes and
consents to Summit at any time and from time to time, without notice or further consent of Guarantor, doing the following and Guarantor agrees that the liability of Guarantor shall not be released, diminished, impaired, reduced, exonerated, or affected by:

		a.	The taking or accepting, or the failure by Summit to
take or accept any other collateral, guarantee for the Indebtedness

		b.	The modification, amendment, or extension, of any of
the Agreements, or other evidence of the Indebtedness, to the granting of any other credit, and to the acceleration of maturity of the Indebtedness

		c.	Any complete or partial release, waiver, exchange,
substitution, subordination, impairment, loss, compromise, or other modification of the Collateral or any other guarantee at any time existing in connection with the Indebtedness;

		d.	The complete or partial release or substitution of
Client or any other guarantors on the Indebtedness;

		e.	Any renewal, extension, modification, acceleration,
consolidation, adjustment, indulgence, forbearance, waiver or compromise of the payment of any part or all of the Indebtedness, or any liability of any other party or any other guarantor therefore, or the performance of any covenant contained in any agreement had or to be had in connection with the Indebtedness, the Agreements, or the Collateral, either with or without notice to or consent of Guarantor

		f.	Any neglect, delay, omission, failure, or refusal of
Summit to take or prosecute any action for the collection of the Indebtedness or any part thereof, or for the enforcement of any provision of any of the Agreements, or to foreclose or exhaust, or take or prosecute any action in connection with any Collateral or any guarantee of the Indebtedness, specifically including, but without limitation, the failure of Summit to perfect any security interest in any Collateral;

		g.	Any increase or decrease in the rate of interest on
any note, agreement, or other evidence of the Indebtedness;

		h.	Acceptance of any partial payments on the Indebtedness
and the application of such partial payments to part of the Indebtedness; or

		i.	Summit's exercising any and all rights and remedies
available to Summit by law, at equity or agreement, even if the exercise thereof may affect, modify, or eliminate Guarantor's right of subrogation against Client or any other party.

	7.	Summit's Remedies. In the event Summit obtains another
guarantee for the Indebtedness or there is more than one Guarantor under this Guarantee, Guarantor agrees that Summit, in its sole discretion, may (i) bring suit against Guarantor and/or the guarantors under any other guarantee, or any of the Guarantors individually, for the Indebtedness, (ii) compromise or settle with any one or more of Guarantor and/or the guarantors under any other guarantee for such consideration as Summit may deem proper, and (iii) release one or more of Guarantor and/or the guarantors under any other guarantee from liability. Guarantor further agrees that such action shall not impair or affect the rights of Summit to collect the entire unpaid Indebtedness from Guarantor pursuant to this Guarantee.

	8.	Application of Payments. Without affecting any obligation
created hereby or hereunder, Guarantor grants to Summit full power and authority, in its discretion and at any time and in such manner and on such terms as it deems fit, with or without notice to Guarantor, to apply payments and recoveries on the Indebtedness in such manner and in such order of priority as Summit deems proper, whether or not such obligation is due at the time of such application.

	9.	Term of Guarantee. This Guarantee shall remain in full force and effect until all Indebtedness has been fully paid. No termination of this Guarantee by Guarantor shall be effective.

	10.	Subrogation, Contribution and Indemnification. Guarantor
hereby waives any and all rights of subrogation, contribution or indemnification against Client or any other guarantor of any nature whatsoever, now existing or hereafter arising or created.

	11.	Cumulative Rights. The rights and remedies herein conferred
are cumulative and not exclusive of any other rights or remedies and shall be in addition to every other right, power and remedy herein specifically or hereafter existing at law, in equity or by statute which Summit might otherwise have and may be exercised from time to time and as often and in such order as may be deemed expedient by Summit. No delay or omission by Summit in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power, or remedy or be construed to be a waiver of any default or to be an acquiescence therein.

	12.	Governing Law. This Guarantee shall be governed by, and
construed in accordance with, the laws of the State of Utah.

	13.	Binding Effect. This Guarantee may be executed and delivered to Summit prior to the execution and delivery of the Agreements. This Guarantee shall nonetheless be considered a binding, enforceable
Guarantee upon its execution and delivery to Summit.

	14. 	Revival Clause. If the incurring of any debt by Client or
Guarantor or the payment of any money or transfer of property to Summit by or on behalf of Client, Guarantor, or any other party, should for any reason subsequently be determined to be "voidable" or avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United
States Bankruptcy Code or any other federal or state law, and Summit is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Summit's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Summit related thereto, the liability of Guarantor shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

	15.	Severability and Interpretation. Any provision of this
Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references in this Guarantee to the singular shall be deemed to include the plural when the context so requires, and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

	16.	Continuing Guarantee. All agreements, representations,
warranties, and covenants made herein by Guarantor shall survive the execution and delivery of this Guarantee and shall continue in effect so long as the Indebtedness, or any portion thereof is outstanding and unpaid, notwithstanding any termination of the Guarantee. All agreements, representations, warranties, and covenants made herein by Guarantor shall survive any bankruptcy proceedings. This Guarantee shall bind the party making the same, and its successors, assigns, heirs, executors, and personal representatives. The death, insolvency, bankruptcy, disability, or lack of corporate power of Client, Guarantor, or any party at any time which is liable for the payment of any part or all of any Indebtedness will not affect this Guarantee.

	17.	Joint and Several Liability. Each Guarantor shall be
jointly and severally liable, with each other and with Client and with any other guarantors, for all obligations and liabilities arising under this Guarantee. All of the agreements, obligations, representations, and warranties contained herein shall apply to each Guarantor.

	18.	Jury Waiver, Exclusive Jurisdiction of Utah Courts.
GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTEE.

	Guarantor acknowledges that by execution and delivery of this Guarantee, Guarantor has transacted business in the State of Utah and Guarantor hereby voluntarily submits himself or herself, consents to, and waives any defense, to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this Guarantee. EXCEPT AS EXPRESSLY AGREED IN WRITING BY SUMMIT, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES ARISING UNDER OR RELATING TO THIS GUARANTEE. NO LAWSUIT, PROCEEDING, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THIS GUARANTEE MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM EXCEPT AS EXPRESSLY AGREED IN WRITING BY SUMMIT.

	19.	Disclosure of Information. Guarantor hereby consents to
Summit disclosing to any financial institution or investor providing financing or capital for Summit, any and all information, knowledge, reports, and records, including, without limitation, financial statements, concerning Guarantor.

	20.	Entire Agreement. This Guarantee constitutes the entire
agreement between Summit and Guarantor and may not be altered, amended or modified except in writing signed by Summit and Guarantor. All prior and contemporaneous agreements and representations, express or implied, are merged herein.

Dated:	October 31, 2008

GUARANTOR:

Colorado Product Concepts, Inc.

By:	  /s/ Mark E. Goldstein
Name:	  Mark E. Goldstein
Title:  President and Chief Executive Officer






                                  GUARANTEE

	This Guarantee ("Guarantee") is made by the undersigned Neoteric Cosmetics, Inc., a Colorado corporation ("Guarantor") to Summit Financial Resources LP ("Summit"), a Hawaii limited partnership, as an inducement to Summit to enter into a Financing Agreement (the "Financing Agreement") with Scott's Liquid Gold-Inc., a Colorado corporation, ("Client").

	For good and valuable consideration, receipt of which is hereby acknowledged, Guarantor, as a compensated Guarantor, agrees as follows:

	1. 	Definitions. Terms defined in the above recitals shall have
the meanings set forth above. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. As used herein, the term:

	"Account" shall have the meaning set forth in the Financing
Agreement.
	"Agreements" means the Financing Agreement or any agreements related thereto.

	"Collateral" means any and all collateral for the Indebtedness and/or the Indebtedness, now existing or hereafter created or arising, including Accounts purchased by Summit.

	"Indebtedness" means any and all obligations of Client owing to Summit arising from or related to the Agreements.

	2. 	Guarantee. Guarantor absolutely and unconditionally
guarantees to Summit that Client shall promptly and fully perform, pay and discharge the Indebtedness. If Client fails to pay any Indebtedness promptly as the same becomes due, Guarantor agrees to pay the Indebtedness on demand.

	3.	Guarantee Unconditional. This Guarantee is an absolute and
unconditional guarantee of payment and not of collectability. The liability of Guarantor hereunder is not conditional or contingent upon the genuineness, validity, sufficiency or enforceability of the Agreements or any Collateral. Summit shall not be required to
(i) proceed against Client by suit or otherwise, (ii) foreclose, proceed against, liquidate or exhaust any Collateral, or
(iii) exercise, pursue or enforce any right or remedy Summit may have against any other guarantor (whether hereunder or under a separate instrument), any other party, or otherwise, prior to proceeding against Guarantor.

	4.	Interest, Collection Costs and Attorneys Fees. If Guarantor
fails to pay any Indebtedness promptly as the same becomes due, Guarantor agrees to pay all costs and expenses, including reasonable attorneys fees, incurred by Summit in enforcing or exercising any remedies under this Guarantee and any other rights and remedies against Guarantor. Additionally, Guarantor agrees to pay all costs and expenses, including reasonable attorneys fees and legal expenses, incurred by Summit in any bankruptcy proceedings of any type involving Guarantor, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

	5.	Waiver by Guarantor. Guarantor expressly and absolutely,
without affecting the liability of Guarantor hereunder:

		a. 	Waives notice of acceptance by Summit of this
Guarantee, the offer of guarantee contemplated by this Guarantee, or any other notice which may be required relative to the acceptance of this Guarantee;

		b. 	Waives notice of the failure of Client to make any
payment on the Indebtedness and notice of the failure of any party to pay to Summit any Account or other indebtedness held by Summit as Collateral;

		c. 	Waives notice of any adverse change in Client's
condition, financial or otherwise, or of any other fact which might materially increase Guarantor's risk, whether or not Summit has knowledge of the same;

		d.	Waives notice of transactions which have occurred
under the Agreements or relating to or affecting this Guarantee;

		e.	Waives demand, protest, notice of dishonor or
nonpayment or presentment for payment of any note, agreement, or other evidence of the Indebtedness;

		f.	Waives notice of any kind in bringing and prosecuting
any action on any note, agreement, or other evidence of the Indebtedness, diligence in connection with the collection on any note, agreement, or other evidence of Indebtedness and the handling of any Collateral existing, or to exist, in connection therewith; and

		g.	Waives any right to require Summit to exhaust any
Collateral or to first proceed against any other person or property

	6.	Consent to Summit's Acts. Guarantor hereby authorizes and
consents to Summit at any time and from time to time, without notice or further consent of Guarantor, doing the following and Guarantor agrees that the liability of Guarantor shall not be released, diminished, impaired, reduced, exonerated, or affected by:

		a.	The taking or accepting, or the failure by Summit to
take or accept any other collateral, guarantee for the Indebtedness

		b.	The modification, amendment, or extension, of any of
the Agreements, or other evidence of the Indebtedness, to the granting of any other credit, and to the acceleration of maturity of the Indebtedness

		c.	Any complete or partial release, waiver, exchange,
substitution, subordination, impairment, loss, compromise, or other modification of the Collateral or any other guarantee at any time existing in connection with the Indebtedness;

		d.	The complete or partial release or substitution of
Client or any other guarantors on the Indebtedness;

		e.	Any renewal, extension, modification, acceleration,
consolidation, adjustment, indulgence, forbearance, waiver or compromise of the payment of any part or all of the Indebtedness, or any liability of any other party or any other guarantor therefore, or the performance of any covenant contained in any agreement had or to be had in connection with the Indebtedness, the Agreements, or the Collateral, either with or without notice to or consent of Guarantor

		f.	Any neglect, delay, omission, failure, or refusal of
Summit to take or prosecute any action for the collection of the Indebtedness or any part thereof, or for the enforcement of any provision of any of the Agreements, or to foreclose or exhaust, or take or prosecute any action in connection with any Collateral or any guarantee of the Indebtedness, specifically including, but without limitation, the failure of Summit to perfect any security interest in any Collateral;

		g.	Any increase or decrease in the rate of interest on
any note, agreement, or other evidence of the Indebtedness;

		h.	Acceptance of any partial payments on the Indebtedness
and the application of such partial payments to part of the Indebtedness; or

		i.	Summit's exercising any and all rights and remedies
available to Summit by law, at equity or agreement, even if the exercise thereof may affect, modify, or eliminate Guarantor's right of subrogation against Client or any other party.

	7.	Summit's Remedies. In the event Summit obtains another
guarantee for the Indebtedness or there is more than one Guarantor under this Guarantee, Guarantor agrees that Summit, in its sole discretion, may (i) bring suit against Guarantor and/or the guarantors under any other guarantee, or any of the Guarantors individually, for the Indebtedness, (ii) compromise or settle with any one or more of Guarantor and/or the guarantors under any other guarantee for such consideration as Summit may deem proper, and (iii) release one or more of Guarantor and/or the guarantors under any other guarantee from liability. Guarantor further agrees that such action shall not impair or affect the rights of Summit to collect the entire unpaid Indebtedness from Guarantor pursuant to this Guarantee.

	8.	Application of Payments. Without affecting any obligation
created hereby or hereunder, Guarantor grants to Summit full power and authority, in its discretion and at any time and in such manner and on such terms as it deems fit, with or without notice to Guarantor, to apply payments and recoveries on the Indebtedness in such manner and in such order of priority as Summit deems proper, whether or not such obligation is due at the time of such application.

	9.	Term of Guarantee. This Guarantee shall remain in full force and effect until all Indebtedness has been fully paid. No termination of this Guarantee by Guarantor shall be effective.

	10.	Subrogation, Contribution and Indemnification. Guarantor
hereby waives any and all rights of subrogation, contribution or indemnification against Client or any other guarantor of any nature whatsoever, now existing or hereafter arising or created.

	11.	Cumulative Rights. The rights and remedies herein conferred
are cumulative and not exclusive of any other rights or remedies and shall be in addition to every other right, power and remedy herein specifically or hereafter existing at law, in equity or by statute which Summit might otherwise have and may be exercised from time to time and as often and in such order as may be deemed expedient by Summit. No delay or omission by Summit in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power, or remedy or be construed to be a waiver of any default or to be an acquiescence therein.

	12.	Governing Law. This Guarantee shall be governed by, and
construed in accordance with, the laws of the State of Utah.

	13.	Binding Effect. This Guarantee may be executed and delivered to Summit prior to the execution and delivery of the Agreements. This Guarantee shall nonetheless be considered a binding, enforceable
Guarantee upon its execution and delivery to Summit.

	14. 	Revival Clause. If the incurring of any debt by Client or
Guarantor or the payment of any money or transfer of property to Summit by or on behalf of Client, Guarantor, or any other party, should for any reason subsequently be determined to be "voidable" or avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United
States Bankruptcy Code or any other federal or state law, and Summit is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Summit's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Summit related thereto, the liability of Guarantor shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

	15.	Severability and Interpretation. Any provision of this
Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references in this Guarantee to the singular shall be deemed to include the plural when the context so requires, and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

	16.	Continuing Guarantee. All agreements, representations,
warranties, and covenants made herein by Guarantor shall survive the execution and delivery of this Guarantee and shall continue in effect so long as the Indebtedness, or any portion thereof is outstanding and unpaid, notwithstanding any termination of the Guarantee. All agreements, representations, warranties, and covenants made herein by Guarantor shall survive any bankruptcy proceedings. This Guarantee shall bind the party making the same, and its successors, assigns, heirs, executors, and personal representatives. The death, insolvency, bankruptcy, disability, or lack of corporate power of Client, Guarantor, or any party at any time which is liable for the payment of any part or all of any Indebtedness will not affect this Guarantee.

	17.	Joint and Several Liability. Each Guarantor shall be
jointly and severally liable, with each other and with Client and with any other guarantors, for all obligations and liabilities arising under this Guarantee. All of the agreements, obligations, representations, and warranties contained herein shall apply to each Guarantor.

	18.	Jury Waiver, Exclusive Jurisdiction of Utah Courts.
GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTEE.

	Guarantor acknowledges that by execution and delivery of this Guarantee, Guarantor has transacted business in the State of Utah and Guarantor hereby voluntarily submits himself or herself, consents to, and waives any defense, to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this Guarantee. EXCEPT AS EXPRESSLY AGREED IN WRITING BY SUMMIT, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES ARISING UNDER OR RELATING TO THIS GUARANTEE. NO LAWSUIT, PROCEEDING, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THIS GUARANTEE MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM EXCEPT AS EXPRESSLY AGREED IN WRITING BY SUMMIT.

	19.	Disclosure of Information. Guarantor hereby consents to
Summit disclosing to any financial institution or investor providing financing or capital for Summit, any and all information, knowledge, reports, and records, including, without limitation, financial statements, concerning Guarantor.

	20.	Entire Agreement. This Guarantee constitutes the entire
agreement between Summit and Guarantor and may not be altered, amended or modified except in writing signed by Summit and Guarantor. All prior and contemporaneous agreements and representations, express or implied, are merged herein.

Dated:	October 31, 2008

GUARANTOR:

Neoteric Cosmetics, Inc.

By:	  /s/ Mark E. Goldstein
Name:	  Mark E. Goldstein
Title:  President and Chief Executive Officer






                                  GUARANTEE

	This Guarantee ("Guarantee") is made by the undersigned SLG Chemicals, Inc., a Colorado corporation ("Guarantor") to Summit Financial Resources LP ("Summit"), a Hawaii limited partnership, as an inducement to Summit to enter into a Financing Agreement (the "Financing Agreement") with Scott's Liquid Gold-Inc., a Colorado corporation, ("Client").

	For good and valuable consideration, receipt of which is hereby acknowledged, Guarantor, as a compensated Guarantor, agrees as follows:

	1. 	Definitions. Terms defined in the above recitals shall have
the meanings set forth above. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. As used herein, the term:

	"Account" shall have the meaning set forth in the Financing
Agreement.
	"Agreements" means the Financing Agreement or any agreements related thereto.

	"Collateral" means any and all collateral for the Indebtedness and/or the Indebtedness, now existing or hereafter created or arising, including Accounts purchased by Summit.

	"Indebtedness" means any and all obligations of Client owing to Summit arising from or related to the Agreements.

	2. 	Guarantee. Guarantor absolutely and unconditionally
guarantees to Summit that Client shall promptly and fully perform, pay and discharge the Indebtedness. If Client fails to pay any Indebtedness promptly as the same becomes due, Guarantor agrees to pay the Indebtedness on demand.

	3.	Guarantee Unconditional. This Guarantee is an absolute and
unconditional guarantee of payment and not of collectability. The liability of Guarantor hereunder is not conditional or contingent upon the genuineness, validity, sufficiency or enforceability of the Agreements or any Collateral. Summit shall not be required to
(i) proceed against Client by suit or otherwise, (ii) foreclose, proceed against, liquidate or exhaust any Collateral, or
(iii) exercise, pursue or enforce any right or remedy Summit may have against any other guarantor (whether hereunder or under a separate instrument), any other party, or otherwise, prior to proceeding against Guarantor.

	4.	Interest, Collection Costs and Attorneys Fees. If Guarantor
fails to pay any Indebtedness promptly as the same becomes due, Guarantor agrees to pay all costs and expenses, including reasonable attorneys fees, incurred by Summit in enforcing or exercising any remedies under this Guarantee and any other rights and remedies against Guarantor. Additionally, Guarantor agrees to pay all costs and expenses, including reasonable attorneys fees and legal expenses, incurred by Summit in any bankruptcy proceedings of any type involving Guarantor, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

	5.	Waiver by Guarantor. Guarantor expressly and absolutely,
without affecting the liability of Guarantor hereunder:

		a. 	Waives notice of acceptance by Summit of this
Guarantee, the offer of guarantee contemplated by this Guarantee, or any other notice which may be required relative to the acceptance of this Guarantee;

		b. 	Waives notice of the failure of Client to make any
payment on the Indebtedness and notice of the failure of any party to pay to Summit any Account or other indebtedness held by Summit as Collateral;

		c. 	Waives notice of any adverse change in Client's
condition, financial or otherwise, or of any other fact which might materially increase Guarantor's risk, whether or not Summit has knowledge of the same;

		d.	Waives notice of transactions which have occurred
under the Agreements or relating to or affecting this Guarantee;

		e.	Waives demand, protest, notice of dishonor or
nonpayment or presentment for payment of any note, agreement, or other evidence of the Indebtedness;

		f.	Waives notice of any kind in bringing and prosecuting
any action on any note, agreement, or other evidence of the Indebtedness, diligence in connection with the collection on any note, agreement, or other evidence of Indebtedness and the handling of any Collateral existing, or to exist, in connection therewith; and

		g.	Waives any right to require Summit to exhaust any
Collateral or to first proceed against any other person or property

	6.	Consent to Summit's Acts. Guarantor hereby authorizes and
consents to Summit at any time and from time to time, without notice or further consent of Guarantor, doing the following and Guarantor agrees that the liability of Guarantor shall not be released, diminished, impaired, reduced, exonerated, or affected by:

		a.	The taking or accepting, or the failure by Summit to
take or accept any other collateral, guarantee for the Indebtedness

		b.	The modification, amendment, or extension, of any of
the Agreements, or other evidence of the Indebtedness, to the granting of any other credit, and to the acceleration of maturity of the Indebtedness

		c.	Any complete or partial release, waiver, exchange,
substitution, subordination, impairment, loss, compromise, or other modification of the Collateral or any other guarantee at any time existing in connection with the Indebtedness;

		d.	The complete or partial release or substitution of
Client or any other guarantors on the Indebtedness;

		e.	Any renewal, extension, modification, acceleration,
consolidation, adjustment, indulgence, forbearance, waiver or compromise of the payment of any part or all of the Indebtedness, or any liability of any other party or any other guarantor therefore, or the performance of any covenant contained in any agreement had or to be had in connection with the Indebtedness, the Agreements, or the Collateral, either with or without notice to or consent of Guarantor

		f.	Any neglect, delay, omission, failure, or refusal of
Summit to take or prosecute any action for the collection of the Indebtedness or any part thereof, or for the enforcement of any provision of any of the Agreements, or to foreclose or exhaust, or take or prosecute any action in connection with any Collateral or any guarantee of the Indebtedness, specifically including, but without limitation, the failure of Summit to perfect any security interest in any Collateral;

		g.	Any increase or decrease in the rate of interest on
any note, agreement, or other evidence of the Indebtedness;

		h.	Acceptance of any partial payments on the Indebtedness
and the application of such partial payments to part of the Indebtedness; or

		i.	Summit's exercising any and all rights and remedies
available to Summit by law, at equity or agreement, even if the exercise thereof may affect, modify, or eliminate Guarantor's right of subrogation against Client or any other party.

	7.	Summit's Remedies. In the event Summit obtains another
guarantee for the Indebtedness or there is more than one Guarantor under this Guarantee, Guarantor agrees that Summit, in its sole discretion, may (i) bring suit against Guarantor and/or the guarantors under any other guarantee, or any of the Guarantors individually, for the Indebtedness, (ii) compromise or settle with any one or more of Guarantor and/or the guarantors under any other guarantee for such consideration as Summit may deem proper, and (iii) release one or more of Guarantor and/or the guarantors under any other guarantee from liability. Guarantor further agrees that such action shall not impair or affect the rights of Summit to collect the entire unpaid Indebtedness from Guarantor pursuant to this Guarantee.

	8.	Application of Payments. Without affecting any obligation
created hereby or hereunder, Guarantor grants to Summit full power and authority, in its discretion and at any time and in such manner and on such terms as it deems fit, with or without notice to Guarantor, to apply payments and recoveries on the Indebtedness in such manner and in such order of priority as Summit deems proper, whether or not such obligation is due at the time of such application.

	9.	Term of Guarantee. This Guarantee shall remain in full force and effect until all Indebtedness has been fully paid. No termination of this Guarantee by Guarantor shall be effective.

	10.	Subrogation, Contribution and Indemnification. Guarantor
hereby waives any and all rights of subrogation, contribution or indemnification against Client or any other guarantor of any nature whatsoever, now existing or hereafter arising or created.

	11.	Cumulative Rights. The rights and remedies herein conferred
are cumulative and not exclusive of any other rights or remedies and shall be in addition to every other right, power and remedy herein specifically or hereafter existing at law, in equity or by statute which Summit might otherwise have and may be exercised from time to time and as often and in such order as may be deemed expedient by Summit. No delay or omission by Summit in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power, or remedy or be construed to be a waiver of any default or to be an acquiescence therein.

	12.	Governing Law. This Guarantee shall be governed by, and
construed in accordance with, the laws of the State of Utah.

	13.	Binding Effect. This Guarantee may be executed and delivered to Summit prior to the execution and delivery of the Agreements. This Guarantee shall nonetheless be considered a binding, enforceable
Guarantee upon its execution and delivery to Summit.

	14. 	Revival Clause. If the incurring of any debt by Client or
Guarantor or the payment of any money or transfer of property to Summit by or on behalf of Client, Guarantor, or any other party, should for any reason subsequently be determined to be "voidable" or avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United
States Bankruptcy Code or any other federal or state law, and Summit is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Summit's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Summit related thereto, the liability of Guarantor shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

	15.	Severability and Interpretation. Any provision of this
Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references in this Guarantee to the singular shall be deemed to include the plural when the context so requires, and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

	16.	Continuing Guarantee. All agreements, representations,
warranties, and covenants made herein by Guarantor shall survive the execution and delivery of this Guarantee and shall continue in effect so long as the Indebtedness, or any portion thereof is outstanding and unpaid, notwithstanding any termination of the Guarantee. All agreements, representations, warranties, and covenants made herein by Guarantor shall survive any bankruptcy proceedings. This Guarantee shall bind the party making the same, and its successors, assigns, heirs, executors, and personal representatives. The death, insolvency, bankruptcy, disability, or lack of corporate power of Client, Guarantor, or any party at any time which is liable for the payment of any part or all of any Indebtedness will not affect this Guarantee.

	17.	Joint and Several Liability. Each Guarantor shall be
jointly and severally liable, with each other and with Client and with any other guarantors, for all obligations and liabilities arising under this Guarantee. All of the agreements, obligations, representations, and warranties contained herein shall apply to each Guarantor.

	18.	Jury Waiver, Exclusive Jurisdiction of Utah Courts.
GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTEE.

	Guarantor acknowledges that by execution and delivery of this Guarantee, Guarantor has transacted business in the State of Utah and Guarantor hereby voluntarily submits himself or herself, consents to, and waives any defense, to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this Guarantee. EXCEPT AS EXPRESSLY AGREED IN WRITING BY SUMMIT, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES ARISING UNDER OR RELATING TO THIS GUARANTEE. NO LAWSUIT, PROCEEDING, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THIS GUARANTEE MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM EXCEPT AS EXPRESSLY AGREED IN WRITING BY SUMMIT.

	19.	Disclosure of Information. Guarantor hereby consents to
Summit disclosing to any financial institution or investor providing financing or capital for Summit, any and all information, knowledge, reports, and records, including, without limitation, financial statements, concerning Guarantor.

	20.	Entire Agreement. This Guarantee constitutes the entire
agreement between Summit and Guarantor and may not be altered, amended or modified except in writing signed by Summit and Guarantor. All prior and contemporaneous agreements and representations, express or implied, are merged herein.

Dated:	October 31, 2008

GUARANTOR:

SLG Chemicals, Inc.

By:	  /s/ Mark E. Goldstein
Name:	  Mark E. Goldstein
Title:  President and Chief Executive Officer